UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2015 (February 11, 2015)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 Avenue of the Americas, 43rd Floor, New York, New York, 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2015, Delcath Systems, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as Underwriter (the “Underwriter”). The Underwriting Agreement provides for the sale to the Underwriter of 2,460,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and warrants (the “Warrants”) to initially purchase up to an aggregate of 1,107,000 shares of the Common Stock (the “Offering”). The Common Stock and Warrants were offered and sold under a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, (the “Securities Act”) in connection with an offering pursuant to the Company’s shelf registration statement on Form S-3 (File Number 333-183675). The Offering closed on February 17, 2015.

The Warrants are exercisable beginning on the date six months after the date of issuance and will expire five years from the date of issuance. The exercise price of the Warrants is $1.38 per share of Common Stock, subject to certain adjustments. The Company does not plan on applying to list the Warrants on the NADSDAQ Capital Market, any other national securities exchange or any other nationally recognized trading system. This description of the Offering is a summary only, is not intended to be complete, and is qualified in its entirety by reference to the Underwriting Agreement and the Form of Warrant, which are filed as exhibits 1.1 and 4.1, respectively, to this Current Report on Form 8-K.

The net proceeds to the Company from the offering are approximately $2.4 million after underwriting discounts and commissions and other estimated offering expenses payable by the Company, and excluding any proceeds the Company may receive upon exercise of the warrants to be issued in the Offering.

Skadden, Arps, Slate, Meagher & Flom LLP, New York counsel to the Company, has issued an opinion to the Company, dated February 17, 2015, regarding the securities to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2015, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2015, between the Company and Roth Capital Partners, LLC, as Underwriter

4.1	Form of Warrant Agreement

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release of the Company, dated February 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: February 17, 2015	By:	/s/ Peter J. Graham
	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 11, 2015, between the Company and Roth Capital Partners, LLC, as Underwriter

4.1	Form of Warrant Agreement

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

99.1	Press Release of the Company, dated February 11, 2015